Exhibit 10.1

MASTER ASSIGNMENT AND ASSUMPTION

This Master Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and among the Assignor identified on the signature pages attached hereto (the “Assignor”) and the Assignees identified on the signature pages attached hereto (collectively, the “Assignees”).  Capitalized terms used but not defined herein have the meanings provided in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by each Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor and the Assignees hereby agree as follows:  the Assignor hereby irrevocably sells and assigns to the Assignees, and each Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto with respect to the interests identified below and to the extent that after giving effect to such assignment pursuant to this clause (i) the Assignor’s and each such Assignee’s Revolving Commitment are as set forth on Schedule 1 attached hereto and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	As set forth on the signature pages attached hereto.

2.	Assignees:	As set forth on the signature pages attached hereto.

3.	Borrowers:	GFI GROUP INC., a Delaware corporation and GFI HOLDINGS LIMITED, a corporation formed under the laws of England and Wales

4.	Administrative Agent:	Bank of America, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:

The Second Amended and Restated Credit Agreement dated as of December 20, 2010 by and among the Borrowers, the Guarantors, the Lenders parties thereto, and Bank of America, N.A., as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date of this Assignment and Assumption)

6.	Assigned Interest:

Assignee	Amount of Revolving Commitments Assigned	Percentage of Assigned Revolving Commitments

Bank of America, N.A.	$6,250,000	33.333333333%
The Royal Bank of Scotland PLC	$6,250,000	33.333333333%
Bank of Montreal	$3,750,000	20.000000000%
JPMorgan Chase Bank, N.A.	$2,500,000	13.333333333%
Total	$18,750,000	100.000000000%

7.	Effective Date:	December 9, 2013

8.                                      Election to become an Extending Lender:  By checking the box at the end of this Section 8, each Assignee hereby elects to become an Extending Lender under the Credit Agreement with respect to its respective Assigned Interest and acknowledges and agrees that as an Extending Lender, such Assigned Interest shall have a Maturity Date of December 20, 2015. ☒

9.                                      Maturity Date:  For the avoidance of doubt, the Assigned Interest shall have a Maturity Date of December 20, 2015 and each Assignee is therefore an Extending Lender with respect to such Assigned Interest under the Credit Agreement.

[Signature Pages Follow]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR:	BARCLAYS BANK PLC

By:
Name:
Title:

ASSIGNEES:	BANK OF AMERICA, N.A.

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC

By:
Name:
Title:

BANK OF MONTREAL

	By:	Bank of Montreal — Chicago Branch

By:
Name:
Title:

	By:	Bank of Montreal — London Branch

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

[Signature Pages Continue]

Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Accepted:

BANK OF AMERICA, N.A., as an L/C Issuer

By:
Name:
Title:

Consented to:

GFI GROUP INC.

By:
Name:
Title:

Annex 1 to Assignment and Assumption

STANDARD TERMS AND CONDITIONS

1.                                      Representations and Warranties.

1.1.                            Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.                            Assignees.  Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest being assigned to it, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase such Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.                                      Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for such amounts which have accrued to but excluding the Effective Date and to the applicable Assignee for amounts which have accrued from and after the Effective Date.

3.                                      General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Schedule 1

COMMITMENTS AND PRO RATA SHARES

Lender	Revolving Commitments	Pro Rata Share

Bank of America, N.A.	$25,000,000.00	33.333333333%
The Royal Bank of Scotland PLC	$25,000,000.00	33.333333333%
Bank of Montreal	$15,000,000.00	20.000000000%
JPMorgan Chase Bank, N.A.	$10,000,000.00	13.333333333%
Barclays Bank PLC	$0.00	0.000000000%
Total:	$75,000,000.00	100.000000000%